UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2007

Authorize.Net Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-21319	04-3065140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

293 Boston Post Road West, Suite 220, Marlborough, Massachusetts		01752
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	508-229-3200

Lightbridge, Inc.
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

See the disclosure material contained below under Item 5.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2007, Lightbridge, Inc. (the "Company") issued a press release stating that it changed its corporate name to "Authorize.Net Holdings, Inc."

The Company changed its corporate name by means of a merger of its wholly owned Delaware corporate subsidiary, Authorize.Net Holdings, Inc., with and into the Company. To effect that merger, the Company filed a certificate of ownership and merger with the Secretary of State of the State of Delaware. That certificate states that the current certificate of incorporation of the Company will continue as the certificate of incorporation of the Company after the merger, except that the current certificate of incorporation of the Company was amended in the merger so that the corporate name of the Company will be "Authorize.Net Holdings, Inc." instead of "Lightbridge, Inc." The certificate of ownership and merger states that the effective date and time of the merger and related name change was as of 4:01 P.M. Eastern Standard Time on April 27, 2007.

Except for this change in corporate name, the Company’s capital stock, business and operations will not be affected by this merger.

The foregoing description of the certificate of ownership and merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the certificate of ownership and merger, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference. A copy of the press release issued by the Company on April 30, 2007 referenced above is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Certificate of Ownership and Merger of Authorize.Net Holdings, Inc. With and Into Lightbridge, Inc.

Press release issued by the Company on April 30, 2007 entitled "Lightbridge Completes Transformation to a Payment Processing Company With Name Change to Authorize.Net."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Authorize.Net Holdings, Inc.

April 30, 2007	By:	Timothy C. O'Brien

Name: Timothy C. O'Brien
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Ownership and Merger of Authorize.Net Holdings, Inc. With and Into Lightbridge, Inc.
99.1	Press Release entitled "Lightbridge Completes Transformation to a Payment Processing Company With Name Change to Authorize.Net"